SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           - - - - - - - - - - -

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) April 30, 2002

                                ZiLOG, INC.
           (Exact Name of Registrant as Specified in its Charter)

               001-13748                                13-3092996
        (Commission File Number)             (IRS Employer Identification No.)

            532 Race Street
          San Jose, California                             95126
(Address of Principal Executive Offices)                (Zip Code)

                               (408) 558-8500
            (Registrant's Telephone Number, including Area Code)


Item 3.  Bankruptcy or Receivership

         As previously reported, on February 28, 2002, ZiLOG, Inc. (the "Company") and ZiLOG-MOD III, Inc. (together with the Company, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California (the "Bankruptcy Court").

         On April 30, 2002, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Debtors' joint "prepackaged" reorganization plan, as amended (the "Plan"). A copy of the Plan, as confirmed, is attached as Exhibit 99.1 and incorporated by reference herein. The Plan provides that all of the Company's existing debt and equity securities will be cancelled and the Company's unsecured creditors, including its trade creditors, will be paid in full, in the ordinary course of business. A description of the Plan is set forth in the Offering Memorandum and Disclosure Statement describing the Plan (the "Disclosure Statement"), a copy of which is included as Exhibit 99.2 to ZiLOG's Current Report on Form 8-K filed with the Commission on January 30, 2002, which is incorporated herein by reference.

         Information as to the Company's assets and liabilities as of March 30, 2002 are contained in the Company's Form 10-Q as filed on May 14, 2002.

Item 7.    Exhibits

 EXHIBIT NO.  DESCRIPTION

    99.1 Joint Reorganization Plan, as confirmed by order of the U.S. Bankruptcy Court for the Northern District of California, dated April 30, 2002.

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  May 14, 2002

                               ZiLOG, INC.


                               By:     /s/ Daniel M. Jochnowitz
                               ---------------------------------------------
                               Name:   Daniel M. Jochnowitz
                               Title:  Vice President, General
                                       Counsel and Secretary Chief Financial




                               EXHIBIT INDEX


    EXHIBIT NO.       DESCRIPTION

        99.1 Joint Reorganization Plan, as confirmed by order of the U.S. Bankruptcy Court for the Northern District of California, dated April 30, 2002.